EXHIBIT 1

                             JOINT FILING AGREEMENT

                  This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date with respect to the beneficial ownership of the undersigned of the Common Shares of Dynacare, Inc. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated: February 13, 2001

                                   /s/ Albert Latner
                                   -----------------------------------------
                                   ALBERT LATNER



                                   EPLCO HOLDINGS LTD.

                                   By:/s/ Albert Latner
                                      --------------------------------------
                                      Name: Albert Latner
                                      Title: Director



                                   857501 ONTARIO LIMITED

                                   By:/s/ Albert Latner
                                      --------------------------------------
                                      Name: Albert Latner
                                      Title: Director



                                   SDLCO HOLDINGS LTD.

                                   By:/s/ Albert Latner
                                      --------------------------------------
                                      Name: Albert Latner
                                      Title: Director



                                   MELCO HOLDINGS CORP.

                                   By:/s/ Albert Latner
                                      --------------------------------------
                                      Name: Albert Latner
                                      Title: Director



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                                   AJLCO REALTY LIMITED

                                   By:/s/ Albert Latner
                                      --------------------------------------
                                      Name: Albert Latner
                                      Title: Director



                                   EPLCO REALTY GROUP LTD.

                                   By:/s/ Albert Latner
                                      --------------------------------------
                                      Name: Albert Latner
                                      Title: Director



                                   JILCO HOLDINGS LTD.

                                   By:/s/ Albert Latner
                                      --------------------------------------
                                      Name: Albert Latner
                                      Title: Director






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